UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Schedule 14(a) of the

Securities Exchange Act of 1934 (Amendment No.      )

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CBM BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 8, 2019

Dear Fellow Stockholder:

On behalf of the Board of Directors and management of CBM Bancorp, Inc., we cordially invite you to attend the first Annual Meeting of Stockholders to be held at Maryland Golf and Country Clubs, 1335 MacPhail Road, Bel Air, Maryland, on May 14, 2019, at 10:30 a.m., Eastern Time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting.

The enclosed Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions that stockholders may have. Also enclosed for your review is our 2018 Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

It is important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you will be able to attend the Annual Meeting in person.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS QUICKLY AS POSSIBLE. ALTERNATIVELY, YOU CAN VOTE ONLINE AT WWW.VOTEPROXY.COM, OR VOTE BY CALLING 1-800-776-9437. This will not prevent you from voting in person at the Annual Meeting, but it will assure that your vote is counted if you are unable to attend the Annual Meeting.

Your support of and interest in our Company are sincerely appreciated.

Sincerely,

William J. Bocek, Jr.	Joseph M. Solomon
Chairman	President

CBM BANCORP, INC.

2001 EAST JOPPA ROAD

BALTIMORE, MARYLAND 21234

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 14, 2019

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of CBM Bancorp, Inc. (the “Company”) will be held at Maryland Golf and Country Clubs, 1335 East MacPhail Road, Bel Air, Maryland, on May 14, 2019, at 10:30 a.m., Eastern Time, for the following purposes:

1.	To elect two directors, each to serve a three-year term;

2.	To ratify the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

3.	To approve the CBM Bancorp, Inc. 2019 Equity Incentive Plan; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Pursuant to the Company’s Bylaws, the Board of Directors has fixed the close of business on March 27, 2019, as the record date for determination of the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ALTERNATIVELY, YOU CAN VOTE ONLINE OR BY TELEPHONE. YOU SHOULD HAVE THE PROXY CARD AVAILABLE IF USING THE INTERNET OR TELEPHONE VOTING METHODS AS IT CONTAINS IMPORTANT INFORMATION FOR LOGGING INTO THE VOTING SYSTEMS AND COMPLETING YOUR PROXY.

YOU MAY REVOKE YOUR PROXY BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR BROKER TO VOTE IN PERSON AT THE ANNUAL MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

Philip E. Logan
Corporate Secretary

Baltimore, Maryland

April 8, 2019

Important Notice Regarding Internet

Availability of Proxy Materials

For the Stockholder Meeting to be

Held on May 14, 2019

This Notice of Annual Meeting, the Proxy Statement

and Proxy Card, and the Annual Report to Stockholders

are available at http://www.astproxyportal.com/22345

PROXY STATEMENT

OF

CBM BANCORP, INC.

2001 EAST JOPPA ROAD

BALTIMORE, MARYLAND

ANNUAL MEETING OF STOCKHOLDERS

May 14, 2019

GENERAL

On September 27, 2018, CBM Bancorp, Inc. (“CBM” or the “Company”), the bank holding company for Chesapeake Bank of Maryland (the “Bank”), announced completion of its stock offering and the related conversion of Banks of the Chesapeake, M.H.C., the Bank’s former mutual holding company, to the stock holding company form of organization.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CBM to be used at the Company’s first Annual Meeting of Stockholders to be held at Maryland Golf and Country Clubs, 1335 MacPhail Road, Bel Air, Maryland, on May 14, 2019, at 10:30 a.m., Eastern Time (the “Annual Meeting”). The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to stockholders on or about April 8, 2019.

At the Annual Meeting, stockholders will consider and vote upon (i) the election of two directors of the Company, each to serve a three-year term, (ii) the ratification of the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, and (iii) the approval of the CBM Bancorp, Inc. 2019 Equity Incentive Plan.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders the discretionary authority to vote the shares represented by such proxy as determined by a majority of the Board of Directors. The Board of Directors, intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

VOTING AND PROXY PROCEDURES

Who Can Vote at the Annual Meeting

You are only entitled to vote at the Annual Meeting if our records show that you held shares of our Common Stock, par value $0.01 per share (the “Common Stock”), as of the close of business on March 27, 2019 (the “Record Date”). If your shares are held by a broker or other intermediary, you can only vote your shares at the Annual Meeting if you have a properly executed proxy from the record holder of your shares (or their designee). As of the Record Date, a total of 4,232,000 shares of Common Stock were outstanding. Except as otherwise noted below, each share of Common Stock has one vote on each matter presented.

Voting by Proxy

The Board of Directors is sending you this Proxy Statement for the purpose of requesting that you allow your shares of Common Stock to be represented at the Annual Meeting by the persons named in the enclosed proxy card. As shown on your proxy card, you may also vote your shares by internet or telephone voting. All shares of Common Stock represented at the Annual Meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy. If you execute a proxy (by any permitted method) without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends a vote “FOR” its nominees for directors, “FOR” the ratification of the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm, and “FOR” the approval of the CBM Bancorp, Inc. 2019 Equity Incentive Plan.

If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the persons named in the proxy will vote your shares as determined by a majority of the Board of Directors. If the Annual Meeting is postponed or adjourned, your shares of Common Stock may be voted by the persons named in the proxy card on the new Annual Meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the Annual Meeting.

You may revoke your proxy at any time before the vote is taken at the Annual Meeting. To revoke your proxy you must advise CBM’s Corporate Secretary in writing before your Common Stock has been voted at the Annual Meeting, deliver a later-dated proxy (executed in writing, telephonically or via the Internet), or attend the Annual Meeting and vote your shares in person. Attendance at the Annual Meeting will not in itself revoke your proxy.

If you hold your Common Stock in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this Proxy Statement. In order to vote in person at the Annual Meeting, you will need special documentation from your broker, bank or other nominee. Please note that pursuant to the rules that guide how brokers vote your stock, your brokerage firm or other nominee may not vote your shares with respect to the election of directors (Proposal I) and the approval of the CBM Bancorp, Inc. 2019 Equity Incentive Plan (Proposal III) without specific instructions from you as to how to vote because they are not considered “routine” matters under the applicable rules. Proposal II is a matter we believe will be considered “routine”; even if the broker or other nominee does not receive instructions from you, the broker or other nominee is entitled to vote your shares in connection with Proposal II.

Vote Required

Business can only be transacted at the Annual Meeting if one-third of the outstanding shares of Common Stock entitled to vote is present, in person or by proxy, at the Annual Meeting. If you execute a valid proxy or attend the Annual Meeting in person, your shares will be counted for purposes of determining whether there is a quorum even if you abstain or withhold your vote or do not vote your shares at the Annual Meeting. Broker non-votes will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not have discretionary voting power with respect to the agenda item and has not received voting instructions from the beneficial owner.

In voting on the election of directors (Proposal I), you may vote in favor of the nominee or withhold your vote. There is no cumulative voting in the election of directors. Directors must be elected by a plurality of the votes cast at the Annual Meeting. This means that the nominee receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In voting to ratify the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm (Proposal II), you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on these proposals.

As to the approval of the Company’s 2019 Equity Incentive Plan (Proposal III), by checking the appropriate box, a stockholder may: (i) vote “FOR” the item; (ii) vote “AGAINST” the item; or (iii) “ABSTAIN” from voting on such item. The approval of the 2019 Equity Incentive Plan will be determined by a majority of the total votes eligible to be cast at the Annual Meeting. Because of the required vote, abstentions and broker non-votes will have the same effect as a vote against these proposals. For the same reason, the failure of any stockholder to vote by proxy or in person at the Annual Meeting will also have the effect of a vote against this proposal to approve the 2019 Equity Incentive Plan.

Under rules applicable to broker-dealers, the proposal to ratify the independent registered public accounting firm is considered a “discretionary” item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. The election of directors and the proposal to approve the 2019 Equity Incentive Plan are considered “non-discretionary” for which brokerage firms may not vote in their discretion on behalf of clients who do not furnish voting instructions and, thus, there may be broker non-votes at the Annual Meeting. You should use the proxy card provided by the institution that holds your shares to instruct your broker to vote your shares, or else your shares will be considered broker non-votes.

Limitation on Voting

The Articles of Incorporation provide that in no event will any person who beneficially owns more than 10% of the then-outstanding shares of Common Stock be entitled or permitted to vote any of the shares of Common Stock held in excess of the 10% limit.

Participants in the Company’s Employee Stock Ownership Plan

If you participate in the Company’s Employee Stock Ownership Plan (the “ESOP”), you will receive vote authorization materials which will reflect all the shares that you may direct the trustees to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustees vote all shares held by the ESOP, but each ESOP participant may direct the trustees how to vote the shares of Common Stock allocated to his or her account. The ESOP trustees, subject to the exercise of their fiduciary duties, will vote all unallocated shares of CBM Common Stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which they have received timely voting instructions. The deadline for returning your voting instructions to the ESOP trustees is May 7, 2019.

PRINCIPAL HOLDERS OF OUR COMMON STOCK

Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports with the Securities and Exchange Commission (“SEC”) regarding their ownership. A person is the beneficial owner of shares of Common Stock if he or she has or shares voting or investment power over the shares or has the right to acquire beneficial ownership of the shares at any time within 60 days from the Record Date. The following table sets forth information as of the Record Date with respect to the persons or groups known to the Company to beneficially own more than 5% of the Common Stock, as well as directors and executive officers as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Common Stock Outstanding(1)
Chesapeake Bank of Maryland ESOP Trust 2001 East Joppa Road Baltimore, MD 21234	338,560	(2)	8.0%
Directors and executive officers as a group (8 persons)	140,000	(3)	3.3%

(1)

In calculating the percentage ownership of an individual or group, the number of shares outstanding is deemed to include any shares which the individual or group have the right to acquire within 60 days of the Record Date.

(2)

The information regarding beneficial ownership of shares held in trust for the benefit of the Chesapeake Bank of Maryland ESOP Trust is reported in a Schedule 13G filed with the SEC on February 12, 2019 by the ESOP. Messrs. Whitty, Bossle, Walker and Ercole serve as trustees for the ESOP Trust. As of the Record Date, 33,856 shares have been allocated to the accounts of participating employees, and 304,704 shares were unallocated. Beneficial ownership of executive officers includes their respective percentage of this allocation. Under the terms of the ESOP, the trustees must vote all allocated shares in the ESOP in accordance with the instructions of participating employees. Unallocated shares and allocated shares not voted are voted in the same ratio on any matter as those shares for which instructions are given. The amount of Common Stock beneficially owned by each individual trustee and by all directors and officers as a group does not include the unallocated shares held by the ESOP Trust.

(3)	See “Proposal I – Election of Directors.”

PROPOSAL I – ELECTION OF DIRECTORS

The Board of Directors currently consists of seven members divided into three classes and such classes are to be as nearly equal in number as possible. The directors are elected for staggered three-year terms, or until their successors are elected and qualified. Annually, approximately one-third of the board is to be elected.

It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees for the terms indicated. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board of Directors knows of no reason why any nominee might be unavailable to serve.

The following table sets forth for the nominees, the directors continuing in office and certain executive officers: name, age, the year the individual first became a director or officer of the Bank, the term of office and the number and percentage of shares of Common Stock beneficially owned by each of them as of the Record Date.

Name	Age at December 31, 2018	Year First Elected Director(1)	Term of Office Expires	Shares of Common Stock Beneficially Owned(2)		Percent Of Class
BOARD NOMINEES FOR TERM TO EXPIRE IN 2022
Gail E. Smith	64	2009	2019	17,500	(3)	*
William W. Whitty, Jr.	67	2009	2019	17,500	(3)(4)	*
DIRECTORS CONTINUING IN OFFICE
Joseph M. Solomon	69	2016	2020	17,500	(3)	*
Glenn C. Ercole	60	2013	2020	17,500	(3)(4)	*
William J. Bocek	63	2005	2021	17,500	(3)	*
Francis X. Bossle, Jr.	73	2005	2021	17,500	(4)(5)	*
Benny C. Walker	62	2012	2021	17,500	(3)(4)	*
EXECUTIVE OFFICER WHO IS NOT A DIRECTOR
Jodi L. Beal
Executive Vice President/
Chief Financial Officer	48	N/A	N/A	17,500	(3)	*

*	Less than 1% of shares outstanding.
(1)	Includes term of office as director of the Bank prior to formation of CBM as the Bank’s holding company. Each director of the Company is also a director of the Bank.
(2)

For purposes of this table, a person is deemed to be the beneficial owner of shares of Common Stock if he or she shares voting or investment power with respect to such shares or has the right to acquire beneficial ownership within 60 days of the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named persons or group exercise sole voting or investment power over the shares of Common Stock.

(3)	Shares indirectly owned through an IRA account.
(4)

Excludes 338,560 shares held by the Chesapeake Bank of Maryland ESOP Trust, which the reporting person may be deemed to beneficially own due to the reporting person’s service as Trustee of the ESOP Trust. The reporting person disclaims any beneficial ownership interest in the shares held by the ESOP.

(5)	Includes 7,500 shares owned directly and 10,000 shares indirectly owned through an IRA account.

Biographical Information

Set forth below are biographies of the nominees for director, the continuing directors and the executive officers of the Company. These biographies contain information regarding the person’s service as a director, business experience, other directorships at any point during the last five years with any other public companies, information regarding involvement with certain types of proceedings, if applicable, and the experience, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to nominate the individual for re-election to the Board in 2019 and that qualify the Continuing Directors to continue to serve on the Board.

Nominees for Director:

Gail E. Smith. Mrs. Smith retired as Executive Vice President and Chief Operating Officer of the Bank in 2016, having served since 2007. Mrs. Smith’s knowledge of the Bank and its market and customers make her a valuable contributor or to the board of directors. Mrs. Smith joined the board in 2009.

William W. Whitty, Jr. Mr. Whitty has served as a director since 2009. Since 2003, Mr. Whitty has been Senior Vice President/Principal of Mackenzie Commercial Real Estate Services, LLC, a commercial real estate sales and leasing company. Mr. Whitty’s industry experience and market knowledge make him a valuable contributor to the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE ABOVE NOMINEES

Continuing Directors:

Joseph M. Solomon. Mr. Solomon is President and a director of CBM. He joined the Bank as President and Managing Officer in 2016. Prior to joining the Bank, Mr. Solomon had served as President and Chief Executive Officer of Fairmount Bank and its holding company, Fairmount Bancorp, Inc., from 2007 until its sale in 2015. Mr. Solomon also served as a director of HopFed Bancorp, Inc. in Hopkinsville, Kentucky from 2016 to 2017. Mr. Solomon’s 46 years of banking experience and knowledge of the Baltimore, Maryland market make him a valuable asset to the Board of Directors.

Glenn C. Ercole. Mr. Ercole joined the Board of Directors in 2013. Mr. Ercole is a Principal with GCE Real Estate, LLC, a commercial real estate investment firm that he formed in February 2017. Prior to that time, he had served as President of Mackenzie Capital, LLC, which arranged commercial real estate financing. Mr. Ercole’s experience and knowledge make him an important contributor to the Board.

William J. Bocek, Jr. Mr. Bocek is Chairman and a director of CBM. He has served as Chairman and Chief Executive Officer of the Bank since 2016. From 2009 to 2016, he also served as President. He served as President and Chief Executive Officer from 2005 to 2009, after having served as Vice President and Chief Financial Officer of the Bank from 1995 to 2005. Mr. Bocek’s 43 years of banking experience, including 22 years at the Bank, knowledge of the Bank and leadership skills make him an integral part of the Board of Directors. Mr. Bocek is also a Certified Public Accountant.

Francis X. Bossle, Jr. Mr. Bossle has served as a director of the Bank since 2005. Mr. Bossle was Executive Vice President of Northstar Mortgage, LLC until his retirement in 2003. Mr. Bossle’s experience and market knowledge make him a valuable contributor to the Board of Directors. Mr. Bossle serves as lead independent director of the Board of Directors.

Benny C. Walker. Mr. Walker joined the Board in 2012. Since 2000, Mr. Walker has been a Principal at the accounting firm of Weyrich, Cronin, and Sorra, Chartered. Mr. Walker is a Certified Public Accountant. Mr. Walker’s accounting background and market knowledge make him a valuable contributor to the Board of Directors.

Executive Officer Who Is Not a Director:

Jodi L. Beal. Ms. Beal is Executive Vice President and Chief Financial Officer of CBM. She joined the Bank as Executive Vice President and Chief Financial Officer in 2016. She had previously served as Vice President of Finance at Atlantic Financial Federal Credit Union from 2015 to 2016 and as Vice President and Chief Financial Officer of Fairmount Bancorp, Inc. and Fairmount Bank from 2009 to 2015. Ms. Beal is also a Certified Public Accountant.

CORPORATE GOVERNANCE

Board Independence

The Board of Directors has determined that each of our directors, with the exceptions of Chairman and executive officer William J. Bocek, Jr., President Joseph M. Solomon and director Gail E. Smith, is “independent” as defined in the listing standards of the Nasdaq Stock Market. Messrs. Bocek and Solomon are not independent because they are also our executive officers, and Mrs. Smith was an employee of the Bank within the last three years. In determining the independence of the other directors, the Board of Directors considered the various deposit and other relationships of directors and concluded that these did not affect their independence. Commencing with the year ending December 31, 2019, independent Board members will meet in executive session without management present at least two times during each year.

Code of Ethics for Senior Officers

CBM has adopted a Code of Conduct that applies to all of the Company’s and the Bank’s directors, officers and other employees. The Code of Conduct also serves as the Company’s Code of Ethics for Senior Financial Officers. The Code of Conduct is available on our website at www.chesapeakebank.com. Amendments to and waivers from the Code of Ethics for Senior Financial Officers will also be disclosed on our website.

It is expected that all directors, officers and employees act in accordance with the highest standards of personal and professional conduct in all aspects of their employment and association with the Company and the Bank, to comply with all applicable laws, rules and regulations and to adhere to all policies and procedures adopted by the Company and the Bank.

Board Leadership Structure and Risk Oversight

The Board of Directors currently combines the position of Chairman of the Board with the position of an executive officer, coupled with a lead independent director position to further strengthen the Company’s corporate governance structure. Francis X. Bossle, Jr. serves as our lead independent director. The Board of Directors believes this provides an efficient and effective leadership model for the Company. Combining the Chairman of the Board and executive officer positions fosters clear accountability, effective decision-making, and alignment on corporate strategy. The Board of Directors believes its administration of its risk oversight function is enhanced by the Board’s leadership structure. To assure effective independent oversight, the Board has adopted a number of governance practices, including holding executive sessions of the independent directors after Board meetings, as needed, and the Compensation Committee conducts performance evaluations of the Chairman of the Board.

The Board of Directors is actively involved in oversight of risks that could affect the Company. This oversight is conducted in part through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee regarding its considerations and actions, regular reports directly from officers responsible for oversight of particular risks within the Company as well as through internal and external audits. Risks relating to the direct operations of the Bank are further overseen by the Board of Directors of the Bank, who are the same individuals who serve on the Board of Directors of the Company. The Board of Directors of the Bank also has additional committees that conduct risk oversight separate from the Company. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of the risks the Company faces, while the Board has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Senior management meets regularly to discuss strategy and risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The independent members of the Board provide independent oversight of the Company’s management and affairs.

References to our Website Address

References to our website address throughout this Proxy Statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the SEC’s rules. These references are not intended to, and do not incorporate the contents of our website by reference into this Proxy Statement or the accompanying materials.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of Common Stock are required to file reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of our Common Stock. SEC rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. No executive officer, director or 10% beneficial owner of our shares of Common Stock failed to file ownership reports for 2018 on a timely basis.

Director Attendance

The Board of Directors conducts its business through meetings of the board and through activities of its committees. During the year ended December 31, 2018, the Board of Directors met a total of 12 times, including regularly scheduled meetings and special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and meetings of the committees on which he served during the year ended December 31, 2018. The board encourages, but does not require, directors to attend annual meetings of stockholders. The 2019 Annual Meeting will be the first annual meeting of the Company’s stockholders.

Committees of the Board of Directors

We conduct business through meetings of our Board of Directors and its committees. The Board of Directors of CBM has established standing committees, including a Nominating and Corporate Governance Committee, a Compensation Committee and an Audit Committee. Each of these committees operates under a written charter, which governs its composition, responsibilities and operations. The table below sets forth the directors of each of the listed standing committees.

Nominating and Corporate Governance	Compensation	Audit
Francis X. Bossle, Jr.*	William W. Whitty, Jr.*	Benny C. Walker*
Benny C. Walker	Francis X. Bossle, Jr.	Francis X. Bossle, Jr.
William W. Whitty, Jr.	Benny C. Walker	Glenn C. Ercole
	Glenn C. Ercole	William W. Whitty, Jr.

*	Denotes committee chair.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met one time during the fiscal year ended December 31, 2018. The Board of Directors has adopted a written nominating committee charter for the Nominating and Corporate Governance Committee that is available on the “Investor Relations” page of the Company’s website, www.chesapeakebank.com. The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The process for identifying and evaluating potential Board nominees includes soliciting recommendations from directors and officers of the Company. Additionally, the Board will consider persons recommended by stockholders of the Company in selecting the Board’s nominees for election. There is no difference in the manner in which persons recommended by directors or officers versus persons recommended by stockholders in selecting Board nominees are evaluated.

Only persons who are nominated in accordance with the procedures set forth in our Bylaws will be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Company may be made at a meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Company entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in the Bylaws. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made by timely notice in writing to the Company’s Secretary. To be timely, a stockholder’s notice shall be delivered or mailed to and received at the principal executive office of the Company not less than 90 days before the date of the meeting; provided, however, that if less than 100 days’ prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. The stockholder’s notice shall set forth (i) as to each person whom such stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to the stockholder giving the notice (A) the name and address, as they appear on the Company’s books, of such stockholder, (B) the class and number of shares of the Company’s capital stock that are beneficially owned by such stockholder, and (C) a statement disclosing (1) whether such stockholder or any nominee thereof is acting with or on behalf of any other person and (2) if applicable, the identity of such person.

These requirements apply to all stockholder proposals and nominations, without regard to whether the proposals or nominations are required to be included in the Company’s proxy statement or form of proxy.

The Bylaws define the term “public disclosure” to mean disclosure (i) in a press release issued by a nationally recognized news service, (ii) in a document publicly filed or furnished by the Company with the SEC, or (iii) on a website maintained by the Company.

Public disclosure of the date of the Annual Meeting was made on the Company’s website on March 1, 2019. To be timely under the Bylaws, nominations by any stockholder eligible to vote at the Annual Meeting must have been received by the Company not later than the close of business on the tenth day following the date on which public disclosure was made, or March 11, 2019.

Compensation Committee. The Compensation Committee oversees the Company’s executive compensation and benefit policies and practices. The Committee met two times during the 2018 fiscal year. The Board of Directors has adopted a written Compensation Committee Charter for the Compensation Committee that is available on the “Investor Relations” page of the Company’s website, www.chesapeake.com.

The Compensation Committee is responsible for establishing the compensation philosophy, developing compensation guidelines, establishing (or recommending to the entire Board of Directors) the compensation of executive officers. No executive officer participates with respect to decisions on his or her compensation. The Compensation Committee may retain, at its discretion, compensation consultants to assist it in making compensation related decisions.

The Compensation Committee’s goal is to determine appropriate compensation levels that will enable the Company to: (i) attract, retain and motivate an experienced, competent executive management team; (ii) reward the executive management team for the enhancement of stockholder value based on our annual performance and the market price of our stock; (iii) provide compensation rewards that are adequately balanced between short-term and long-term performance goals; and (iv) maintain compensation levels that are competitive with other financial institutions, particularly those comparable in asset size and market area.

The Compensation Committee considers a number of factors in their decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers and the overall performance of the Company. The Compensation Committee also considers the recommendations of senior management with respect to the compensation of executive officers and on matters of compensation philosophy, plan design and general guidelines for employee compensation. However, the Chief Executive Officer does not vote on and is not present for any discussion of his own compensation.

Audit Committee. The Audit Committee is responsible for overseeing the accounting and financial reporting processes and the audits of the financial statements of the Company. The Committee met four times in fiscal year 2018. The Board of Directors has adopted a written audit committee charter for the Audit Committee that is available on the “Investor Relations” page of the Company’s website, www.chesapeakebank.com.

Audit Committee Financial Expert. The Board of Directors has determined that Benny C. Walker is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K of the SEC. Mr. Walker is considered an independent director, under the rules of The Nasdaq Stock Market, including the specific independence requirements for audit committee members.

Stockholder Communications

The Board of Directors does not have a formal process for stockholders to send communications to the Board. In view of the infrequency of stockholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by the Company from stockholders are shared with the full board no later than the next regularly scheduled board meeting.

EXECUTIVE COMPENSATION

The following table sets forth for the year ended December 31, 2018, certain information as to the total remuneration paid to the principal executive officer and the two other most highly compensated executive officers whose total compensation exceeded $100,000 for the most recent year (the “Named Executive Officers”).

Name and principal position	Fiscal Year	Salary	Bonus	Nonqualified deferred compensation earnings	All other compensation		Total
Joseph M. Solomon	2018	$150,732	$30,000	$—	$38,001	(1)	$218,733
President	2017	150,000	15,000	—	4,950	(1)	169,950
William J. Bocek, Jr.	2018	209,925	40,000	36,604	67,994	(2)	354,523
Chairman	2017	200,929	23,000	34,532	21,318	(2)	279,779
Jodi L. Beal	2018	119,324	33,528	—	32,139	(3)	184,991
Executive Vice President/ Chief Financial Officer	2017	124,038	8,000	—	—		132,038

(1)

Consists of contributions under the 401(k) Plan (described below) of $7,229 for the matching contribution for the year ended December 31, 2018 and $4,950 for the discretionary contribution for the year ended December 31, 2017. Also reflects an allocation valued at $30,772 as of December 31, 2018 for shares of Common Stock allocated to Mr. Solomon’s account pursuant to the ESOP for the year ended December 31, 2018.

(2)

Consists of contributions under the 401(k) Plan of $10,311 for the matching contribution for the year ended December 31, 2018 and $7,143 for the discretionary contribution for the year ended December 31, 2017. Also reflects an allocation valued at $40,175 as of December 31, 2018 for shares of Common Stock allocated to Mr. Bocek’s account pursuant to the ESOP for the year ended December 31, 2018 and a vehicle allowance of $17,508 and $14,175 for each of the years ended December 31, 2018 and 2017, respectively.

(3)

Consists of contributions under the 401(k) Plan of $6,114 for the matching contribution for the year ended December 31, 2018. Also reflects an allocation valued at $26,025 as of December 31, 2018 for shares of Common Stock allocated to Ms. Beal’s account pursuant to the ESOP for the year ended December 31, 2018.

Existing Benefit Plans

General. The Bank currently provides health care benefits, including medical, dental, disability and group life insurance benefits subject to certain deductibles and copayments, for its full time employees.

401(k) Plan. The Bank maintains a 401(k) Profit Sharing Plan (“401(k) Plan”). Employees who have attained age 18 and completed three months of service are eligible to participate in the 401(k) Plan. Under the 401(k) Plan a participant may elect to defer, on a pre-tax basis, up to 100% of his or her salary in any plan year, subject to limits imposed by the Internal Revenue Code. For 2018, the salary deferral contribution limit was $18,500, provided, however, that a participant over age 50 may contribute an additional $6,000, for a total contribution of $24,500. The Bank made a discretionary contribution of 3% of an eligible employee’s annual compensation for 2017. For 2018, the Bank made an annual safe-harbor matching contribution equal to 100% of a participant’s salary deferrals up to 3% of a participant’s annual compensation and a match of 50% of such salary deferral contributions in excess of 3% but not greater than 5% of compensation. Generally, unless the participant elects otherwise, the participant’s account balance will be distributed as a result of his or her termination of employment with the Bank. Each participant has an individual account under the 401(k) Plan and may direct the investment of his or her account among a variety of investment options offered.

Supplemental Retirement Agreement. The Bank maintains a Supplemental Retirement Plan for the benefit of Mr. Bocek. Benefits payable to Mr. Bocek upon retirement at age 65 or thereafter will be $30,000 per year for 10 years. In the event of a termination of employment following a change in control transaction, Mr. Bocek’s retirement benefits will commence at such time even if prior to attainment of age 65. In the event of termination resulting from disability or death prior to age 65, Mr. Bocek will receive payout of benefits equal to the then accrued liability under the plan which will be less than the normal retirement benefit. The financial reporting expense for the plan for the year-ended December 31, 2018 was $44,127, and the accrued liability of plan benefits as of December 31, 2018 was $152,532.

Employment Agreements. In 2017, the Bank amended and restated its existing employment agreement between the Bank and Mr. Bocek. Under such agreement, Mr. Bocek serves as the Bank’s Chairman and Chief Executive Officer and has a current base salary of $208,320. The term of such agreement is three years and annually such term is subject to renewal by the Bank. In addition to base salary, the executive is entitled to participate in any bonus programs and benefit plans that are made available to management employees, and he will be reimbursed for all reasonable business expenses incurred. The Banks of the Chesapeake, M.H.C. also entered into a similar agreement with Mr. Bocek, provided that benefits under such agreement will not duplicate the benefits provided by the Bank. Upon the completion of the reorganization, CBM assumed the obligations of the employment agreement between Mr. Bocek and the Banks of the Chesapeake, M.H.C.

In the event of an executive’s involuntary termination of employment for reasons other than cause, disability or death, or in the event of the executive’s resignation for “good reason,” the executive will receive a severance payment equal to the base salary (in effect at the date of termination) that the executive would have earned during the remaining term of the employment agreement. Such payment will be payable in a lump sum within 30 days following the executive’s date of termination. In addition, executive will also continue to participate in any compensation and benefit plans of the Bank that provide medical, dental and life insurance coverage, and payment equal to the additional cash bonus and retirement benefits that would have been earned by the executive during the remaining term of the agreement (or the date of death, if earlier), under terms and conditions no less favorable than the most favorable terms and conditions provided to senior executives of the Bank during the same period. If the Bank cannot provide such coverage or participation because executive is no longer an employee, the Bank will provide executive with comparable coverage on an individual policy basis or the cash equivalent. For purposes of the agreement, resignation for “good reason” is defined as: (i) a material reduction in executive’s responsibilities or authority in connection with his employment with the Bank, including a requirement that the executive report to any person other than the directly to the Bank’s Board of Directors; (ii) assignment to executive of duties of a non-executive nature or duties for which he is not reasonably equipped by his skills and experience; (iii) failure of executive to be nominated or re-nominated to the Board to the extent executive is a Board member prior to the effective date of the agreement; (iv) a reduction in salary or benefits contrary to the terms of this agreement, or, following a change in control as defined in the agreement, any reduction in salary or material reduction in benefits below the amounts executive was entitled to receive prior to the change in control; (v) termination of incentive and benefit plans, programs or arrangements, or reduction of executive’s participation, that is not applicable to other similarly situated participants and to such an extent as to materially reduce their aggregate value below their aggregate value as of the effective date; (vi) a requirement that executive relocate his principal business office or his principal place of residence outside of the area consisting of a thirty-five (35) mile radius from the current main office of the Bank, (vii) or the assignment to executive of duties that would reasonably require such a relocation; (viii) liquidation or dissolution of the Bank; or (ix) a material breach of the agreement by the Bank.

If the executive’s employment terminates involuntarily within one year following a change in control of the Company or the Bank (other than for cause, disability or death) or in the event of voluntary resignation for “good reason” occurs on or within one year after the effective date of a change in control of the Company, the executive will be entitled to (in lieu of the payments and benefits described in the previous paragraph) a severance payment equal to three times executive’s average taxable compensation (as reported on IRS Form W-2) over the five (5) most recently completed calendar years (or years of employment, annualized for partial years of employment, if less than five), ending with the year immediately preceding the effective date of the change in control. Such payment will be payable in a lump sum within 10 days following the executive’s date of termination. Following termination of employment, executive will also continue to participate in any benefit plans of the Bank that provide medical, dental and life insurance coverage upon terms no less favorable than the most favorable terms provided to senior executives. If the Bank cannot provide such coverage because executive is no longer an employee, the Bank will provide executive with comparable coverage on an individual basis or the cash equivalent. The medical, dental and life insurance coverage provided shall cease upon the earlier of: (i) executive’s death; (ii) executive’s employment by another employer other than one of which he is the majority owner; or (iii) thirty-six (36) months after his termination of employment. In the event the payments and benefits payable to the executive upon a change in control resulted in an excess parachute payment, then under the Bank agreement, the severance benefit would be reduced to an amount that would avoid the occurrence of an excess parachute payment. The Company’s agreement does not include such a severance payment reduction. As such, a portion of severance compensation to be paid to the executive could exceed amounts deductible in accordance with Section 280G of the Internal Revenue Code of 1986, as amended. If executive becomes liable, in any taxable year, for the payment of an excise tax under Section 4999 of the Code, the Company shall pay executive (i) an amount equal to the excise tax for which executive is liable under Section 4999 of the Code, (ii) the federal, state, and local income taxes, and interest if any, for which executive is liable on account of the payments pursuant to item (i), and (iii) any additional excise tax under Section 4999 of the Code and any federal, state and local income taxes for which Executive is liable on account of payments made pursuant to items (i) and (ii).

In addition, should the executive become disabled, he will be entitled to disability benefits as follows: the Bank will make disability payments on a monthly basis commencing on the first day of the month following the effective date of executive’s termination of employment due to disability and ending on the earlier of: (A) the date he returns to full-time employment at the Bank in the same capacity as he was employed prior to his termination for Disability; (B) his death; (C) his attainment of age 65; or (D) the last date of the term of this agreement had executive’s employment not terminated by reason of disability; provided, however, in the event of subparagraphs (C) and (D), such disability payments shall not be made for a period of less than twelve (12) months. The Bank will reduce disability payments by the amount of any short- or long-term disability benefits payable to executive under any other disability programs sponsored by the Bank. In addition, during any period of disability payments from the Bank during executive’s disability, the Bank will continue to provide executive and his dependents, to the greatest extent possible, with continued coverage under all benefit plans (including, without limitation, retirement plans and medical, dental and life insurance plans) in which executive and/or his dependents participated prior to his disability on the same terms as if he had remained actively employed by the Bank. In the event of an executive’s death while employed, the executive’s estate or beneficiary will be paid his base salary for 60 days following death.

Upon any termination of employment that would entitle the executive to a severance payment (other than a termination in connection with a change in control), the executive will be required to adhere to one-year non-competition and non-solicitation covenant.

In 2017, the Bank and the Banks of the Chesapeake, M.H.C. entered into similar employment agreements with Mr. Solomon. In accordance with such agreements, Mr. Solomon serves as the President and Managing Officer of the Bank and the Company. Mr. Solomon’s current base salary under such agreements is $150,000. Upon the completion of the reorganization, CBM assumed the obligations of the employment agreement between Mr. Solomon and Banks of the Chesapeake, M.H.C.

In addition, in 2017, the Bank and the Banks of the Chesapeake, M.H.C. entered into employment agreements with Ms. Jodi L. Beal. In accordance with such agreements, Ms. Beal serves as the Executive Vice President, Chief Financial Officer and Treasurer of the Bank and the Company. Ms. Beal’s current base salary under such agreements is $118,750. Ms. Beal’s agreements have a one year term, subject to future renewals. In the event of involuntary termination of employment or resignation for good reason, Ms. Beal would receive severance compensation equal to one year of base salary plus cash bonus, plus continuation of medical benefits for one year. In the event of such termination within one year following a change in control transaction, Ms. Beal would receive severance equal to one year of her five-year average taxable compensation, plus benefits continuation for an eighteen-month period. Upon any termination of employment that would entitle the executive to a severance payment (other than a termination in connection with a change in control), the executive will be required to adhere to a six month non-competition and non-solicitation covenant. Upon the completion of the reorganization, the Company assumed the obligations of the employment agreement between Ms. Beal and the Banks of the Chesapeake, M.H.C.

Employee Stock Ownership Plan. In connection with the reorganization, the Bank adopted an employee stock ownership plan for eligible employees. Employees who are age 18 or older will begin participation in the employee stock ownership plan on the later of the effective date of the reorganization or upon the January 1 or July 1 commencing on or after the eligible employee’s completion of 1,000 hours of service during a continuous 12-month period.

In the stock offering the employee stock ownership plan trust purchased, on behalf of the employee stock ownership plan, 8% of the total shares sold. The employee stock ownership plan funded its stock purchase with a loan from CBM equal to the aggregate purchase price of the Common Stock. The loan will be repaid principally through the Bank’s contribution to the employee stock ownership plan and dividends payable on Common Stock held by the employee stock ownership plan over the anticipated 10-year term of the loan. The interest rate for the employee stock ownership plan loan is a fixed rate equal to the prime rate, as published in The Wall Street Journal, on the closing date of the offering.

The ESOP trustee holds the shares purchased by the employee stock ownership plan in an unallocated suspense account, and shares will be released from the suspense account on a pro-rata basis as the loan is repaid. The ESOP trustee allocates the shares released among participants each plan year on the basis of each participant’s proportional share of compensation relative to all participants. Each participant will be fully vested upon completion of three years of credited service. Each participant who was employed by the Bank prior to the offering will receive credit for vesting purposes for years of service completed prior to the adoption of the employee stock ownership plan. A participant also will become fully vested automatically in his or her benefit upon normal retirement at or after age 65, death or disability, a change in control, or termination of the employee stock ownership plan. Generally, a participant will receive a distribution from the employee stock ownership plan upon separation from service.

The employee stock ownership plan permits a participant to direct the ESOP trustee as to how to vote the shares of Common Stock allocated to his or her plan account. The ESOP trustee will vote unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide voting instructions, subject to fulfillment of the ESOP trustee’s fiduciary duties.

Under applicable accounting requirements, the Bank records a compensation expense for the employee stock ownership plan at the fair market value of the shares as they are committed to be released from the unallocated suspense account to each participant’s account. The compensation expense resulting from the release of the Common Stock from the suspense account and allocation to plan participants results in a corresponding reduction in CBM’s earnings.

Contributions to the employee stock ownership plan and shares released from the suspense account in an amount proportional to the repayment of the employee stock ownership plan loan are allocated among employee stock ownership plan participants on the basis of compensation in the year of allocation. Vested benefits are payable in the form of shares of Common Stock and/or cash. The Bank’s contributions to the employee stock ownership plan are discretionary, subject to the loan terms and tax law limits. Therefore, benefits payable under the employee stock ownership plan cannot be estimated. Pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718-40, we are required to record compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account. The employee stock ownership plan will terminate in the event of a change in control. For the ESOP plan year ended December 31, 2018, a total of 33,856 CBM shares, were allocated as a result of the repayment of $338,560 of ESOP loan principal. The ESOP accounts for Mr. Solomon, Mr. Bocek and Ms. Beal were credited with approximately 2,458 shares, 3,209 shares and 2,079 shares, respectively, as a result of the 2018 ESOP plan year allocation.

Director Compensation

The following table sets forth for the year ended December 31, 2018 certain information as to the total remuneration paid to directors other than Messrs. Bocek and Solomon. Mr. Bocek’s and Mr. Solomon’s compensation, including director’s fees, is set forth in the Summary Compensation Table.

DIRECTOR COMPENSATION

Name	Fees earned or paid in cash ($)	Non-qualified deferred compensation earnings ($)		All other compensation ($)	Total ($)
Francis X. Bossle, Jr.	$21,000	$1,590	(1)	—	$22,590
Glenn C. Ercole	19,400	—		—	19,400
Gail E. Smith	17,400	—		—	17,400
Benny C. Walker	21,000	—		—	21,000
William W. Whitty, Jr.	20,200	—		—	20,200

(1)	Mr. Bossle is a beneficiary of a split-dollar death benefit policy purchased by the Bank. Upon his death, Mr. Bossle’s estate would receive a benefit of $250,000.

Each of the individuals who serves as a director of CBM also serves as a director of the Bank. Each director, other than our Chairman and our President, receives $1,400 per month from the Bank. No fees are currently paid to directors of the Company.

RELATED PARTY TRANSACTIONS

The Sarbanes-Oxley Act of 2002 generally prohibits us from making loans to our executive officers and directors, but it contains a specific exemption from such prohibition for loans made by the Bank to our executive officers and directors in compliance with federal banking regulations.

During the year ended December 31, 2018, all of our loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original terms during the year ended December 31, 2018, and were made in compliance with federal banking regulations.

Pursuant to our Policy and Procedures for Approval of Related Person Transactions, the Audit Committee periodically reviews, no less frequently than twice a year, a summary of transactions in excess of $25,000 with our directors, executive officers, and their family members, for the purpose of determining whether the transactions are within our policies and should be ratified and approved. Additionally, pursuant to our Code of Conduct, all of our executive officers and directors must disclose any personal or financial interest in any matter that comes before the Bank.

PROPOSAL II — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors of the Company has approved the engagement of Dixon Hughes Goodman LLP to be the Company’s independent registered public accounting firm for the 2019 fiscal year, subject to the ratification of the engagement by the Company’s stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of Dixon Hughes Goodman LLP for the Company’s fiscal year ending December 31, 2019. A representative of Dixon Hughes Goodman LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement, if deemed appropriate.

Stockholder ratification of the selection of the independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board of Directors is submitting the selection of the independent registered public accounting firm to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the independent registered public accounting firm selected by the Audit Committee, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Dixon Hughes Goodman LLP to the Company during fiscal 2017 and 2018:

	Year Ended December 31, 2017	Year Ended December 31, 2018
Audit Fees	$56,414	$58,013
Audit-Related Fees	—	—
Tax Fees	8,000	8,508
Other Fees	—	88,315

Audit Fees. During 2017 and 2018, Audit Fees totaled $56,414 and $58,013, respectively. These fees related to the audit of the annual consolidated financial statements and to accounting consultation and research necessary to comply with generally accepted accounting standards.

Audit-Related Fees. During 2017 and 2018, there were no Audit-Related Fees.

Tax Fees. There were $8,000 and $8,508 in Tax Fees billed to the Company and the Bank by Dixon Hughes Goodman LLP during 2017 and 2018, respectively.

All Other Fees. During 2018, All Other Fees billed to the Company by Dixon Hughes Goodman LLP related primarily to services rendered in connection with the holding company formation and the stock offering. No other fees were billed to the Bank by Dixon Hughes Goodman in 2017.

The Audit Committee has considered whether the provision of non-audit services was compatible with maintaining the independence of its independent registered public accounting firm. The Audit Committee has concluded that performing such services did not affect the independent registered public accounting firm’s independence in performing its function as auditors of the Company’s consolidated financial statements.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. None of the audit fees, audit related fees and other fees paid in 2017 and 2018 were approved per the Audit Committee’s pre-approval policies, which had not been implemented at the time such fees were paid.

In 2017 and 2018, there were no fees paid to Dixon Hughes Goodman LLP that were not pre-approved by the Audit Committee.

In order to ratify the selection of Dixon Hughes Goodman LLP as the independent registered public accounting firm for the 2019 year, the proposal must receive a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.” The Board of Directors recommends a vote “FOR” the ratification of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for the 2019 year.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee’s main responsibilities include establishing and reviewing the Company’s internal controls and operating procedures to ensure compliance by the Company with all applicable laws, regulations, generally accepted accounting standards and customary operating procedures and practices. The Audit Committee also monitors the results of examinations by the Company’s independent auditor. During the year ended December 31, 2018, this committee met four times.

For the fiscal year ended December 31, 2018, the Audit Committee: (i) reviewed and discussed the Company’s audited consolidated financial statements with management, (ii) discussed with the Company’s independent auditor, Dixon Hughes Goodman, all matters required to be discussed under the standards of the Public Company Accounting Oversight Board and (iii) received from Dixon Hughes Goodman LLP written disclosures and the letter regarding Dixon Hughes Goodman LLP’s independence as required by Public Company Accounting Oversight Board, Rule 3526 “Communication with Audit Committee Concerning Independence” and discussed with Dixon Hughes Goodman LLP its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

Audit Committee:
Benny C. Walker (Chairman)
Francis X. Bossle, Jr.
Glenn C. Ercole
William W. Whitty, Jr.

PROPOSAL III—APPROVAL OF THE CBM BANCORP, INC.

2019 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the CBM Bancorp, Inc. 2019 Equity Incentive Plan (the “2019 Equity Incentive Plan”), to provide officers, employees and directors of CBM and the Bank with additional incentives to promote the growth and performance of CBM and the Bank. The Board of Directors and the Compensation Committee believe that the adoption of the 2019 Equity Incentive Plan is in the best interests of CBM and its stockholders as such plan will provide the Bank with the ability to retain and reward and, to the extent necessary, attract and incentivize its employees, officers and directors to promote growth, improve performance and further align their interests with those of CBM’s stockholders through the ownership of additional Common Stock of CBM

Why We Are Seeking Approval of the 2019 Equity Incentive Plan

Many companies that we compete with for directors and management-level and other senior employees are public companies that offer equity compensation as part of their overall director and executive compensation programs. By approving the 2019 Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified officers, employees and directors by offering a competitive compensation program including a portion of compensation that is linked to the performance of our Common Stock. In addition, the 2019 Equity Incentive Plan is intended to further align the interests of our directors and management with the interests of our stockholders by potentially increasing the ownership interests of directors and officers in the Common Stock of CBM.

We completed our reorganization and stock offering on September 27, 2018, raising approximately $42.3 million in gross proceeds. A substantial majority of financial institutions that complete a mutual-to-stock reorganizations have adopted an equity-based incentive plan following the transaction. Our prospectus made clear our intent to adopt an equity incentive plan and described the regulatory requirements potentially applicable to a plan. Our prospectus also included the pro forma effect of awards which may be granted under an equity incentive plan.

Highlights of the 2019 Equity Incentive Plan

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Share Reserve and Terms Consistent with Industry Standards. In determining the size and terms of the 2019 Equity Incentive Plan, the Board of Directors and Compensation Committee considered a number of factors, including: (1) industry practices related to the adoption of equity-incentive plans by financial institutions following mutual holding company reorganization or a mutual-to-stock conversion; and (2) applicable regulations related to the adoption of equity-incentive plans by converted financial institutions. The maximum number of shares of Common Stock that may delivered pursuant to the exercise of stock options is 10% of the number of shares of Common Stock issued in the reorganization and stock offering (a maximum of 423,200 shares to be subject to stock options) and the maximum number of shares of Common Stock that may be issued as restricted stock is 4.0% of the number of shares of Common Stock issued in the reorganization and stock offering (a maximum of 169,280 shares of restricted stock).

•

Minimum Vesting Periods for Awards. Except in the event of death or disability of a participant or upon a change in control, the 2019 Equity Incentive Plan requires a minimum vesting rate for awards of 20% per year, with the first installment vesting on the one-year anniversary of the date of grant.

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Limits on Grants to Directors. Each non-employee director who is in the service of CBM immediately following the 2019 annual stockholder meeting will automatically be granted 21,160 stock options, which represents approximately 5.0% of the maximum number of stock options available for grant, and each non-employee director will automatically be granted 8,464 restricted stock awards, which represents approximately 5.0% of the maximum number of restricted stock awards available for grant.

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Limits on Grants to Employees. The maximum number of shares of Common Stock that may be delivered to any one employee pursuant to the exercise of stock options and pursuant to restricted stock awards is 25% of the shares available for grant or award, respectively, under the 2019 Equity Incentive Plan.

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Share Counting. The 2019 Equity Incentive Plan provides that, if an award is forfeited or expires, the shares covered by the award will be available for future grant, while shares withheld to cover taxes or used to pay the exercise price of stock options will not be available for future grant.

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No Cash-Out or Repricing of Underwater Options. The 2019 Equity Incentive Plan prohibits repricing of stock options, and there will not be any exchange of underwater options for cash or shares without stockholder approval.

•

Awards Subject to Clawback. Awards granted under the 2019 Equity Incentive Plan are subject to recoupment by the Company if the Company is required to prepare an accounting restatement due to material noncompliance by the Company, as a result of misconduct with any financial reporting requirement under the federal securities laws or the forfeiture provisions of the Sarbanes-Oxley Act of 2002. Awards may also be subject to recoupment under any other policy adopted by the Company from time to time

•

Market Purchases of CBM Common Stock to Fund Restricted Stock Awards. It is CBM’s present intention to fund the Restricted Stock Awards through open-market purchases of its Common Stock, which will avoid any dilution to current stockholders. Such purchases may be made during the first year following CBM’s reorganization and stock offering after written notice is made to the Board of Governors of the Federal Reserve System. CBM may also elect in the future to purchase Common Stock in the open-market for delivery upon the exercise of Stock Option Awards, which will avoid dilution of then current stockholders.

General

The following is a summary of the material features of the 2019 Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the 2019 Equity Incentive Plan, attached hereto as Appendix A. In the event of conflict between the terms of this disclosure and the terms of the 2019 Equity Incentive Plan, the terms of the 2019 Equity Incentive Plan will control.

Subject to permitted adjustments for certain corporate transactions, the 2019 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 592,480 shares of CBM Common Stock pursuant to grants of incentive and non-qualified stock options and restricted stock awards. Of this number, the maximum number of shares of CBM Common Stock that may be issued under the 2019 Equity Incentive Plan pursuant to the exercise of stock options is 423,200 shares, and the maximum number of shares of CBM Common Stock that may be issued as restricted stock awards is 169,280 shares. These amounts represent 10% and 4%, respectively, of the number of shares of Common Stock issued in the stock conversion of the Banks of the Chesapeake, MHC and the stock offering of CBM.

The 2019 Equity Incentive Plan will be administered by the members of the Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the 2019 Equity Incentive Plan. The Committee has full and exclusive power within the limitations set forth in the 2019 Equity Incentive Plan to make all decisions and determinations regarding: (1) the selection of participants and the granting of awards; (2) establishing the terms and conditions relating to each award; (3) adopting rules, regulations and guidelines for carrying out the 2019 Equity Incentive Plan’s purposes; and (4) interpreting the provisions of the 2019 Equity Incentive Plan and any award agreement.

Except for accelerating the vesting of awards in a manner contrary to the minimum requirements specified in the plan, the Compensation Committee has the authority to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award or to extend the time period to exercise a stock option, provided that such extension is consistent with Section 409A of the Internal Revenue Code.

Eligibility

Each employee or director of CBM or any subsidiary is eligible to receive awards under the 2019 Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the 2019 Equity Incentive Plan, which will be set forth in an award agreement delivered to each participant. Awards may be granted as incentive stock options and non-qualified stock options, restricted stock awards or any combination thereof, as follows.

Stock Options. A stock option gives the recipient or “optionee” the right to purchase shares of Common Stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value of CBM’s Common Stock on the date the stock option is granted. Fair market value for purposes of the 2019 Equity Incentive Plan means the final sales price of CBM’s Common Stock as reported on any national securities exchange on which the Common Stock may from time to time be listed or traded on the date the option is granted, or if CBM’s Common Stock was not traded on such date, then on the day prior to such date or on the next preceding day on which CBM’s Common Stock was traded, and without regard to after-hours trading activity. The Committee will determine the fair market value, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code, if it cannot be determined in the manner described herein. Further, the Committee may not grant a stock option with an exercise term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options may have certain tax advantages for an employee’s benefit and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of Common Stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (1) either in cash or with stock valued at fair market value as of the day of exercise; (2) by a “cashless exercise” through a third party; (3) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price of the stock option; (4) by personal, certified or cashiers’ check; or (5) by a combination of the foregoing. Stock options are subject to vesting conditions and restrictions in accordance with the 2019 Equity Incentive Plan and as determined by the Committee.

Restricted Stock. A restricted stock award is a grant of Common Stock, subject to vesting requirements, to a participant for no consideration or minimum consideration as may be required by applicable law. Restricted stock awards under the 2019 Equity Incentive Plan will be granted only in whole shares of Common Stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the 2019 Equity Incentive Plan or the award agreement. Awards will be evidenced by award agreements approved by the Committee, which set forth the terms and conditions of each award. Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award represented by issued and outstanding Common Stock issued in the name of the award recipient may exercise any voting rights with respect to such Common Stock. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Common Stock subject to the Restricted Stock Award shall be immediately distributed to the participant based upon the dividend payment date.

Limitations on Awards under the 2019 Equity Incentive Plan

The following limits apply to awards under the 2019 Equity Incentive Plan:

•

The maximum number of shares of Common Stock that may be available for awards under the 2019 Equity Incentive Plan is 592,480 shares, of which up to 423,200 shares of Common Stock may be delivered pursuant to the exercise of stock options and 169,280 shares of Common Stock may be issued pursuant to restricted stock awards.

•

The maximum number of shares of Common Stock that may be delivered to any one employee pursuant to the exercise of stock options and pursuant to restricted stock awards is 105,800 shares and 42,320 shares, respectively (all of which may be granted in any one calendar year). Such maximum amount represents 25% of the maximum number of shares of Common Stock that may be delivered pursuant to the exercise of stock options and 25% of the number of shares of Common Stock that may be issued pursuant to restricted stock awards.

•

Each non-employee director who is in the service of CBM immediately following the 2019 annual stockholder meeting will automatically be granted 21,160 stock options, which represents 5% of the maximum number of stock options available for grant, and each non-employee director will automatically be granted 8,464 restricted stock awards, which represents 5% of the maximum number of restricted stock awards available for grant. Such amounts represents the maximum number of shares of Common Stock that may be delivered pursuant to the exercise of stock options and the maximum number of shares of Common Stock that may be issued pursuant to restricted stock awards to any individual non-employee director under the 2019 Equity Incentive Plan. Such awards may be granted all in any one calendar year and will be subject to applicable vesting schedules.

•

The maximum number of shares of Common Stock that may be delivered to all non-employee directors, in the aggregate, pursuant to the exercise of stock options and the issuance of restricted stock awards is 30% of the maximum number of shares of Common Stock that may be delivered pursuant to the exercise of stock options and 30% of the maximum number of shares of Common Stock that may be issued pursuant to restricted stock awards under the Plan.

In the event of a corporate transaction involving the stock of CBM (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Committee will, in an equitable manner, adjust the number and kind of securities deemed to be available for grants of stock options, restricted stock awards, the number and kind of securities that may be delivered or deliverable with respect to outstanding stock options, restricted stock awards and the exercise price of stock options. In addition, the Committee is authorized to make adjustments to the terms and conditions of stock options and restricted stock awards not otherwise inconsistent with the terms of the 2019 Equity Incentive Plan.

Prohibition Against Repricing of Options. The 2019 Equity Incentive Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option that has been previously granted, except for equitable adjustments noted above related to certain corporate transaction.

Prohibition on Transfer. Generally, all awards, except non-qualified stock options, granted under the 2019 Equity Incentive Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Restricted stock awards may be transferable pursuant to a qualified domestic relations order. At the Committee’s sole discretion, non-qualified stock options may be transferred for valid estate planning purposes that are permitted by the Internal Revenue Code and federal securities laws. During the life of the participant, awards can be exercised only by the participant. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the 2019 Equity Incentive Plan upon the participant’s death.

Vesting of Awards

The Committee will specify the vesting schedule or conditions of each award. Unless the Committee specifies a different vesting schedule at the time of grant, awards under the 2019 Equity Incentive Plan must be granted with a vesting rate not exceeding 20% per year. Vesting may be accelerated in the event of death or disability of a participant or upon a change in control. For a participant who is a director, termination of service as a director will not be deemed to have occurred if he or she continues as a director emeritus or advisory director. For a participant who is both an employee and a director, termination of employment as an employee will not be considered a termination event so long as the participant continues to provide service as a director, director emeritus or advisory director.

Change in Control

Unless otherwise stated in an award agreement, upon a change in control, all stock options then held by the participant will become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the stock option) and all awards of restricted stock will become fully earned and vested immediately.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the 2019 Equity Incentive Plan or any award granted under the 2019 Equity Incentive Plan, provided that, except as provided in the 2019 Equity Incentive Plan, no amendment or termination may adversely impair the rights of a participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the 2019 Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the 2019 Equity Incentive Plan (other than as provided in the 2019 Equity Incentive Plan), or materially modify the requirements for participation in the 2019 Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Committee may amend the 2019 Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the 2019 Equity Incentive Plan or the award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the 2019 Equity Incentive Plan, or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of CBM.

Cash Payment in Lieu of Delivery of Shares.

Upon the exercise of a stock option, the Committee, in its sole and absolute discretion, may make a cash payment to the participant, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Stock on the date of the stock option exercise and the exercise price per share of the stock option. Such cash payment shall be in exchange for the cancellation of such stock option. Such cash payment shall not be made in the event that such transaction would result in liability to the participant or the Company under Section 16(b) of the Securities Exchange Act and regulations promulgated thereunder, or subject the participant to additional tax liabilities related to such cash payments pursuant to Section 409A of the Internal Revenue Code. The Committee may, in its sole discretion, determine that upon a Change in Control of the Company each outstanding stock option shall be cancelled in exchange for a cash payment equal to the difference between the Fair Market Value of the shares of Common Stock on the date of the stock option cancellation and the Exercise Price per share of the stock option.

Duration of Plan

The 2019 Equity Incentive Plan will become effective upon the date of approval by the stockholders at the 2019 annual stockholder meeting. The 2019 Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the 2019 Equity Incentive Plan on or after the 10-year anniversary of the effective date of the 2019 Equity Incentive Plan. At any time, the Board of Directors may terminate the 2019 Equity Incentive Plan. However, any termination of the 2019 Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the 2019 Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of option exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and CBM will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the cost basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option also will not result in taxable income to the participant provided the participant was, without a break in service, an employee of CBM or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of: (1) the excess of the fair market value of the shares on the date of exercise over the exercise price; or (2) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and CBM will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares, and CBM will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will be compensation income to the participant, and CBM will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Withholding of Taxes. CBM may withhold amounts from employee-participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, employee-participants may have shares withheld from awards to satisfy the minimum tax withholding requirements or an amount up to the participant’s highest marginal tax rate required for federal, state and local tax withholding, provided such withholding does not result in adverse accounting consequences to CBM.

Change in Control. Any acceleration of the vesting or payment of awards under the 2019 Equity Incentive Plan in the event of a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under Section 280G of the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction for federal tax purposes by CBM related to the awards.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits the ability to deduct for tax purposes compensation in excess of $1.0 million per year for the chief executive officer, chief financial officer and other executive officers named in the summary compensation table (each, a “covered employee”) included in our annual proxy statement, as well as any employee who has been designated a covered employee for any fiscal year beginning after December 31, 2016. Compensation resulting from awards under the 2019 Equity Incentive Plan will be counted toward the $1.0 million limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations currently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2019 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2019 Equity Incentive Plan. CBM suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, CBM is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Possible Dilutive Effects of the 2019 Equity Incentive Plan.

It is CBM’s present intention to fund the Restricted Stock Awards through open-market purchases of its Common Stock, which will avoid any dilutive effect to current stockholders. Such purchases may be made during the first year following CBM’s reorganization and stock offering after written notice is made to the Board of Governors of the Federal Reserve System. The 2019 Equity Incentive Plan provides that Common Stock to be awarded may be acquired by the plan through open-market purchases or from authorized but unissued shares of Common Stock from CBM. To the extent that authorized but unissued shares are utilized to fund Restricted Stock Awards, the interests of current stockholders may be diluted. If all Restricted Stock Awards authorized under the plan, or 169,280 shares of Common Stock, are funded with newly issued shares, the dilutive effect to then current stockholders would be approximately 3.8%.

The CBM Common Stock to be issued upon the exercise of stock options awarded under the 2019 Equity Incentive Plan may either be from authorized but unissued shares of Common Stock or shares purchased in the open market. In that CBM stockholders do not have preemptive rights, to the extent that CBM funds stock option exercises under the 2019 Equity Incentive Plan, in whole or in part, with authorized but unissued shares, the interests of then current stockholders may be diluted. If upon the exercise of all of the stock options, CBM delivers newly issued shares of Common Stock, or 423,200 shares of Common Stock, the dilutive effect to then current stockholders would be approximately 9.1%. CBM can avoid dilution resulting from the exercise of stock options by delivering shares purchased in the open market upon the exercise of stock options.

New Benefits Table

Awards to be Granted

Each non-employee director who is in the service of CBM on the date of the 2019 Annual Meeting of Stockholder will automatically be granted the stock options and restricted stock awards detailed below as of such date, provided that stockholders approve the 2019 Equity Incentive Plan. In addition, it is anticipated that the Compensation Committee for the CBM Board of Directors will award stock options and restricted stock awards to the named executive officers and other employees of CBM or the Bank on the date of stockholder approval of the 2019 Equity Incentive Plan as noted below.

Restricted Stock Awards
Name and Position	Dollar Value($)(1)	Number of Awards
William J. Bocek, Jr. Chairman and Director	$489,820	38,000
Joseph M. Solomon President and Director	386,700	30,000
Jodi L. Beal Executive Vice President and Chief Financial Officer	257,800	20,000
Francis X. Bossle, Jr. Director	109,101	8,464
Glenn C. Ercole Director	109,101	8,464
Gail E. Smith(2) Director	109,101	8,464
Benny C. Walker Director	109,101	8,464
William W. Whitty, Jr.(2) Director	109,101	8,464

Executive Officer Group
(3 persons)	$1,134,320	88,000

Non-Employee Directors as a Group
(5 persons)	$545,505	42,320

Non-Executive Officer Group
(5 persons)	$399,590	31,000

(1)

Amounts are based on the fair market value of CBM Common Stock on March 27, 2019 of $12.89 per share. The actual value of the awards is not determinable since their value will depend upon the fair market value of CBM Common Stock on the date of grant.

(2)	Nominee for director.

Stock Options Awards
Name and Position	Dollar Value($)(1)	Number of Awards
William J. Bocek, Jr. Chairman and Director	—	75,000
Joseph M. Solomon President and Director	—	50,000
Jodi L. Beal Executive Vice President and Chief Financial Officer	—	32,500
Francis X. Bossle, Jr. Director	—	21,160
Glenn C. Ercole Director	—	21,160
Gail E. Smith(2) Director	—	21,160
Benny C. Walker Director	—	21,160
William W. Whitty, Jr.(2) Director	—	21,160

Executive Officer Group
(3 persons)	—	157,500

Non-Employee Directors as a Group
(5 persons)	—	105,800

Non-Executive Officer Group
(5 persons)	—	105,000

(1)

Amounts are not determinable and are not reported, as the actual value of the stock options realized will depend on the extent to which the fair market value of CBM Common Stock exceeds the exercise price of the stock option on the date of exercise.

(2)	Nominee for Director

Such stock options and restricted stock awards will vest over a five-year period, with 20% becoming vested after the completion of one year of service following the date of grant and then 20% percent becoming vested each year of continued service thereafter for the next four years. The exercise price of the stock options will equal the fair market value of CBM Common Stock on the actual date of grant. Notwithstanding the foregoing, these awards would vest fully upon death or disability of the award recipient or upon a change in control of CBM or the Bank.

The Compensation Committee reviewed market information regarding awards made to directors and senior management of other financial institutions that had undertaken a mutual-to-stock conversion and related stock offering. The Compensation Committee believes the proposed awards are reasonable, are intended to align the economic interest of the directors and senior management with that of other stockholders, and are consistent with prevailing compensation practices in the competitive marketplace by similarly-situated financial institutions.

Any future grants to officers, employees and directors under the 2019 Equity Incentive Plan will be determined in the discretion of the Compensation Committee.

Clawback Policy

The 2019 Equity Incentive Plan provides that if CBM is required to prepare an accounting restatement due to its material noncompliance, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who is subject to clawback under Section 954 of the Dodd-Frank Act must reimburse CBM with the required amount of any payment in settlement of an award earned or accrued during the 12-month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, awards granted under the 2019 Equity Incentive Plan are subject to any clawback policy adopted by the Board of Directors.

Regulatory Requirements

In that the Company is seeking shareholder approval of the 2019 Equity Incentive Plan within one year following the completion of its reorganization and mutual-to-stock conversion of Banks of the Chesapeake, MHC, the plan is drafted to comply with the requirements and limitations of the applicable federal banking regulations at 12 CFR 239.63(a); however, compliance with such regulations does not constitute endorsement or approval of the plan by the federal banking regulators. The Board of Governors of the Federal Reserve does not endorse or approve the 2019 Equity Incentive Plan in any way.

Required Vote and Recommendation of the Board

In order to approve the 2019 Equity Incentive Plan, the proposal must receive the affirmative vote of a majority of the total votes eligible to be cast at the Annual Meeting. Abstentions and broker non-votes will have the same effect as votes against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2019 EQUITY INCENTIVE PLAN

Securities Authorized for Issuance Under Equity Compensation Plans. At December 31, 2018, there were no compensation plans (including individual compensation arrangements) under which CBM equity securities are authorized for issuance.

STOCKHOLDER PROPOSALS

In order to be considered for inclusion in the Company’s proxy materials for the 2020 Annual Meeting of Stockholders, to held on or about May 14, 2020, all stockholder proposals must be received at the executive office of the Company at 2001 East Joppa Road, Baltimore, Maryland 21234 by December 10, 2019. Stockholder proposals must meet other applicable criteria as set forth in the Bylaws in order to be considered for inclusion in the proxy materials.

Stockholder proposals that are not included in the Company’s proxy statement for the 2020 Annual Meeting of Stockholders, to be held on or about May 14, 2020, will only be considered at such meeting if the stockholder submits notice of the proposal to the Company at the above address by February 14, 2020. Stockholder proposals must meet other applicable criteria as set forth in the Bylaws in order to be considered at the 2020 Annual Meeting.

Stockholder Communications with the Board

A stockholder of the Company who wishes to communicate with the Board of Directors or with any individual director can write to the Corporate Secretary of the Company at 2001 East Joppa Road, Baltimore, MD 21234. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

•	forward the communication to the director or directors to whom it is addressed.

•	attempt to handle the inquiry directly (for example, where it is a request for information about the Company or it is a stock-related matter); or

•	not forward the communication if it is a primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors on request requirements for inclusion established by the SEC.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, and executive officers to file reports of ownership and changes in their equity securities of the Company with the SEC and to furnish the Company with copies of such reports. To the Company’s knowledge, all of the filings by our directors and executive officers were made on a timely basis during the 2018 fiscal year.

OTHER MATTERS

The Board of Directors is not aware of any other matters to come before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting or any adjournments, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

MISCELLANEOUS

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation. In addition, the Company has retained Equiniti (US) Services LLC (“EQ”) to aid in the solicitation of proxies. EQ will receive a base fee not to exceed $5,000 plus certain incremental costs for its proxy solicitation services.

ANNUAL REPORT ON FORM 10-K

A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2018, ACCOMPANIES THIS PROXY STATEMENT. SUCH REPORT IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

BY ORDER OF THE BOARD OF DIRECTORS

Phillip E. Logan
Corporate Secretary

Baltimore, MD

April 8, 2019

Appendix A

CBM BANCORP, INC.

2019 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1 Purpose, Effective Date and Term. The purpose of the CBM Bancorp, Inc. 2019 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of CBM Bancorp, Inc. (the “Company”), and its Subsidiaries, including Chesapeake Bank of Maryland (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders through the ownership of additional common stock of the Company. The Plan also provides eligible Participants with an opportunity to acquire an ownership interest, or otherwise increase their ownership interest, in the Company as an additional incentive for them to remain in the service of the Company and the Bank. The “Effective Date” of the Plan shall be the date the Plan satisfies the applicable stockholder approval requirements. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

Section 1.2 Administration. The Plan shall be administered by the Board of Directors of the Company or the Compensation Committee of the Company’s Board of Directors (the “Committee”) in accordance with Section 5.1.

Section 1.3 Participation. Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan. The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4 Definitions. Capitalized terms used in this Plan are defined in Article 9 and elsewhere in this Plan.

ARTICLE 2 – AWARDS

Section 2.1 General. Any Award under the Plan may be granted singularly or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.6, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation,` the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:

(a) Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date; or (ii) to a non-employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b) Restricted Stock Awards. A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule.

Section 2.2 Stock Options.

(a) Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or other conditions to vesting; (iv) the Exercise Price; and (v) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b) Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity.

(c) Method of Exercise. Subject to the other terms and conditions hereof, a Participant may exercise any Stock Option, to the extent such Stock Option is vested, by giving written notice of exercise to the Company, provided, however, that in no event shall a Stock Option be exercisable for a fractional share. The date of exercise of a Stock Option shall be the later of: (i) the date on which the Company receives such written notice; and (ii) the date on which the Participant pays the applicable Exercise Price pursuant to this Section 2.2(c). The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, any required tax withholding, to the extent permitted under the Plan); (iv) by personal, certified or cashier’s check; or (v) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(d) Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any Stock Options which were granted under the Plan be bought back by the Company at a time when the Exercise Price of such Stock Options is greater than the Fair Market Value of the Stock on the date of the purchase transaction without stockholder approval of such transaction.

Section 2.3 Restricted Stock.

(a) Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with CBM Bancorp, Inc., dated [Date], made pursuant to the terms of the CBM Bancorp, Inc. 2019 Equity Incentive Plan, copies of which are on file at the executive offices of CBM Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify.

Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically or by book-entry form) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject. Notwithstanding anything herein to the contrary, the Committee shall distribute to a Participant the Stock vested in accordance with a Restricted Stock Award, or portion thereof, within thirty days following the date of such vesting.

(b) Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i) Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award shall be immediately distributed to the Participant based upon the dividend payment date. If the Committee determines to delay the distribution of dividends to a Participant until the vesting of an Award of Restricted Stock, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests.

(ii) Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock which has been issued in the name of a Participant and is represented by issued and outstanding Stock, and such voting rights shall be exercised by the Participant in his or her discretion. Any shares of Stock held by the Trust prior to issuance to a Participant shall be voted by the Trustee of such Trust as directed by the Committee.

(iii) Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

(iv) Other Matters. The conditions for granting or vesting and the other provisions of Restricted Stock Awards need not be the same with respect to each recipient.

Section 2.4 Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award; provided that, except in the event of the death or Disability of a Participant or upon a Change of Control, Awards under the Plan awarded to an Employee or a Director shall be granted with a vesting rate not more rapid than twenty percent (20%) per year, with the first installment vesting no earlier than the one-year anniversary of the date of grant. The Committee may provide for the acceleration of vesting in the event of the Participant’s death or Disability or upon a Change in Control, which terms shall be set forth in the Award Agreement.

Section 2.5 Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.6 Prohibition Against Option Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Stock Options or other Awards) or replacement grants, or other means.

Section 2.7. Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment or severance agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a) Upon a Participant’s Termination of Service for any reason other than due to Disability, death, or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b) In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards granted to a Participant that have not vested as of the date of such Termination of Service for Cause shall expire and be forfeited as of such date of Termination of Service.

(c) Upon Termination of Service for reasons of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability or the remaining unexpired term of the Stock Option, if less; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service. Notwithstanding anything herein to the contrary, no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following Termination of Service other than as a result of death or Disability.

(d) Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e) Notwithstanding the provisions of this Section 2.7, the effect of a Change in Control on the vesting and exercisability of Stock Options and Restricted Stock Awards is as set forth in Article 4.

ARTICLE 3 – Shares Subject to Plan

Section 3.1 Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions, or shares acquired in the open market or in private transactions by any Trust established for purposes of administration of the Plan.

Section 3.2 Share Limitations.

(a) Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 592,480 shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs, Non-Qualified Options or a combination of each) is 423,200 shares of Stock. The maximum number of shares of Stock that may be issued as Restricted Stock Awards is 169,280 shares of Stock. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b) Computation of Shares Available. For purposes of this Section 3.2, the number of shares of Stock available for the grant of additional Stock Options or Restricted Stock Awards shall be reduced by the number of shares of Stock previously granted, subject to the following: (i) to the extent any shares of Stock covered by an Award (including Restricted Stock Awards) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3 Limitations on Grants to Employees and Directors.

(a) Employee Awards.

(i) Stock Options—Employees. The maximum number of shares of Stock, in the aggregate, that may be covered by a Stock Option granted to any one Employee under the Plan shall be 105,800 shares, all of which may be granted during any calendar year. This maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.

(ii) Restricted Stock Awards—Employees. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards granted to any one Employee under the Plan shall be 42,320 shares, all of which may be granted during any calendar year. This maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be issued as Restricted Stock Awards.

(b) Director Awards.

(i) Stock Options – Aggregate Limit. Individual non-employee Directors may be granted Stock Options of up to 21,160 shares, in the aggregate, all of which may be granted during any calendar year and, in addition, all non-employee Directors, in the aggregate, may be granted up to 126,960 shares all of which may be granted during any calendar year. These maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.

(ii) Restricted Stock Awards – Aggregate Limit. Individual non-employee Directors may be granted Restricted Stock Awards of up to 8,464 shares, in the aggregate, all of which may be granted during any calendar year and, in addition, all non-employee Directors, in the aggregate, may be granted up to 50,784 shares all of which may be granted during any calendar year. These maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Restricted Stock Awards under Section 3.2.

(iii) Initial Grants to Non-Employee Directors. Each non-employee Director who is in the Service of the Company and/or a Subsidiary on the Effective Date shall automatically be granted an Award of Stock Options and Restricted Stock as follows:

(A) Stock Options – Non-Employee Directors. Each non-employee Director who is in the Service of the Company and/or Subsidiary immediately following the 2019 Annual Meeting shall receive, on the Effective Date, a grant of 21,160 Stock Options, and this amount represents 5.0% of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.

(B) Restricted Stock Awards – Non-Employee Directors. Each non-employee Director who is in the Service of the Company and/or Subsidiary immediately following the 2019 Annual Meeting shall receive, on the Effective Date, a grant of 8,464 shares of Restricted Stock, and this amount represents 5.0% of the maximum number of shares of Stock that may be delivered pursuant to Restricted Stock Awards under Section 3.2.

(c) The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4 Corporate Transactions.

(a) General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of: (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options or Restricted Stock Awards in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options and Restricted Stock Awards; and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options and Restricted Stock Awards (including, without limitation, cancellation of Stock Options and Restricted Stock Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options and Restricted Stock Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

(b) Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.

Section 3.5 Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b) Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4—CHANGE IN CONTROL

Section 4.1 Consequence of a Change in Control. Subject to the provisions of Section 2.4 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment, change in control, or severance agreement entered into by and between the Company and/or the Bank and an Employee:

(a) Upon a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option).

(b) Upon a Change in Control, all Awards of Restricted Stock described in Section 2.1(b) shall become fully earned and vested immediately.

Section 4.2 Definition of Change in Control. For purposes of this Plan and any related Award Agreement, the term “Change in Control” shall mean the consummation by the Company or the Bank, in a single transaction or series of related transactions, of any of the following:

(a) Merger: The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b) Acquisition of Significant Share Ownership: A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c) Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or

(d) Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 – COMMITTEE

Section 5.1 Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board (or if necessary to maintain compliance with the applicable listing standards, those members of the Board who are “independent directors” under the corporate governance statutes or rules of any Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2 Powers of Committee. The administration of the Plan by the Committee shall be subject to the following:

(a) The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18 hereof), restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A. Notwithstanding the foregoing, the Committee will not have the authority or discretion to accelerate the vesting requirements applicable to an Award (except to the extent permitted pursuant to Sections 2.4 and 4.1 hereof).

(b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c) The Committee will have the authority to define terms not otherwise defined herein.

(d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles of incorporation and bylaws of the Company and applicable corporate law.

(f) The Committee will have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC (the “Blackout Period”); and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that such extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3 Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any Exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4 Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5 Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6—AMENDMENT AND TERMINATION

Section 6.1 General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.5, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2 Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.5 to any Award granted under the Plan without further consideration or action.

ARTICLE 7—GENERAL TERMS

Section 7.1 No Implied Rights.

(a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person. Notwithstanding the foregoing, the Company may establish a Trust in accordance with Article 8, herein, related to the acquisition and subsequent distribution of Stock associated with Restricted Stock Awards.

(b) No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c) No Rights as a Stockholder. Except as otherwise provided in the Plan or in the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2 Transferability. Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this paragraph (iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant.

Section 7.3 Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4 Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards or Stock Options and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5 Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6 Form and Time of Elections/Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8 Tax Withholding. Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee, a Participant shall have the right to direct the Company to satisfy the minimum amount (or an amount up to a Participant’s highest marginal tax rate provided such withholding does not trigger liability accounting under FASB ASC Topic 718 or its successor) required for federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding (or an amount up to a Participant’s highest marginal rate provided such withholding does not trigger liability accounting under FASB ASC Topic 718 or its successor). Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may request to the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements or up to such Participant’s highest marginal tax rate.

Section 7.9 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10 Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11 Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or a Plan Trustee, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.12 No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.13 Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Maryland without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of Maryland, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14 Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15 Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16 Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.17 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who is subject to recoupment under Section 954 of the Dodd-Frank Act shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, Awards granted hereunder are subject to any recoupment policy adopted by the Board from time to time, whether such policy shall have been adopted prior to or following a Participant’s receipt of an Award.

Section 7.18 Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a) above, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the exercise price and any applicable minimum tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the exercise price and any applicable minimum tax withholding.

Section 7.19 Regulatory Requirements. It is intended that this Plan and the Awards issued hereunder comply with all applicable regulatory requirements, including but not limited to 12 CFR § 239.63(a) as it applies to management stock benefit plans implemented within 12 months following a mutual-to-stock conversion. Notwithstanding anything to the contrary in this Plan or in any Award Agreement, the Plan and the Awards will be administered and interpreted in a manner consistent with all applicable regulatory requirements, including but not limited to those set forth at Section 3.3 and the following:

(a) Stock Options and Restricted Stock Awards may not begin to vest earlier than one (1) year after the date of shareholder approve the Plan, and may not vest more rapidly than 20% per year;

(b) accelerated vesting of Stock Options and Restricted Stock Awards will not be permitted except for death or Disability of a Participant or upon a Change in Control;

(c) executive officers or directors must exercise or forfeit their Stock Options in the event the Company becomes critically undercapitalized, is subject to enforcement action by the Board of Governors of the Federal Reserve System, or receives a capital directive; and

(d) the grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

Section 7.20 Stockholder Approval. The Plan must be approved by a vote of the majority of the total votes eligible to be cast at a meeting of stockholders of the Company. Thereafter, material amendments to the Plan, if any, shall be approved by a majority of the votes cast by stockholders of the Company at a meeting of stockholders held in the future not earlier than September 28, 2019 or such greater vote as may be required by law or requirements of any Exchange on which the Common Stock may be listed.

Section 7.21 Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code. If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of Incentive Stock Options under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten days thereof.

Section 7.22 Section 16 of Exchange Act. It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.

Section 7.23 Compliance with Law. Shares of Stock shall not be issued with respect to any Award granted under the Plan unless the issuance and delivery of such Stock shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any Exchange upon which the Stock may then be listed.

Section 7.24 Necessary Approvals. The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Stock issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such Stock.

Section 7.25 Representations and Warranties of Participants. As a condition to the exercise of any Stock Option or the delivery of Stock in accordance with an Award, the Company may require the person exercising the Stock Option or receiving delivery of the Stock to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

Section 7.26 Cash Payment in Lieu of Delivery of Shares. Upon the exercise of an Stock Option, the Committee, in its sole and absolute discretion, may make a cash payment to the Participant, in whole or in part, in lieu of the delivery of shares of Stock. Such cash payment to be paid in lieu of delivery of Stock shall be equal to the difference between the Fair Market Value of the Stock on the date of the Stock Option exercise and the exercise price per share of the Stock Option. Such cash payment shall be in exchange for the cancellation of such Stock Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Participant or the Company under Section 16(b) of the Exchange Act and regulations promulgated thereunder, or subject the Participant to additional tax liabilities related to such cash payments pursuant to Section 409A of the Code. The Committee may, in its sole discretion, determine that upon a Change in Control of the Company each outstanding Stock Option shall be cancelled in exchange for a cash payment equal to the difference between the Fair Market Value of the shares of Common Stock on the date of the Stock Option cancellation and the Exercise Price per share of the Stock Option.

ARTICLE 8—TRUST ARRANGEMENT.

Section 8.1 Activities of Trustee. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust, if any, in accordance with the provisions of the Plan and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

Section 8.2 Management of Trust. It is the intention of this Plan that the Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to unearned or unawarded Restricted Stock Awards, in Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

(a) To invest up to one hundred percent (100%) of all Trust assets in the Stock without regard to any law now or hereafter in force limiting investments for Trustee or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Stock from the Company or from any other source, and such Stock so purchased may be outstanding, newly issued, or treasury shares.

(b) To invest any Trust assets not otherwise invested in accordance with (a) above in such deposit accounts, and certificates of deposit (including those issued by Chesapeake Bank of Maryland), obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

(c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

(d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

(e) To hold cash without interest in such amounts as may be in the opinion of the Trustee reasonable for the proper operation of the Plan and Trust.

(f) To employ brokers, agents, custodians, consultants and accountants.

(g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

(h) To hold funds and securities representing the amounts to be distributed to a Participant or his or her beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets.

(i) As may be directed by the Committee or the Board from time to time, the Trustee shall pay to the Company any earnings of the Trust attributable to unawarded or forfeited Restricted Stock Awards.

Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of a court for the exercise of any power herein contained, or to maintain bond.

Section 8.3 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

Section 8.4 Earnings. All earnings, gains and losses with respect to Trust assets shall be allocated in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Participants or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. In particular, any earnings on cash dividends received with respect to Restricted Stock Awards shall be allocated to accounts for Participants, except to the extent that such cash dividends are distributed to Participants, if such Shares are the subject of outstanding Restricted Stock Awards, or, otherwise held by the Trust or returned to the Company.

Section 8.5 Expenses. All costs and expenses incurred in the operation and administration of this Plan, including those incurred by the Trustee, shall be paid by the Company or, if not so paid, then paid from the cash assets of the Trust.

Section 8.6 Indemnification. Subject to the requirements and limitations of applicable laws and regulations, the Company shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee’s powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

Section 8.7 Term of Trust. The Trust, if established, shall remain in effect until the earlier of (i) termination by the Committee, (ii) the distribution of all assets of the Trust, or (iii) 21 years from the Effective Date. Termination of the Trust shall not affect any Restricted Stock Award previously granted, and such Restricted Stock Award shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

Section 8.8 Tax Status of Trust. It is intended that the Trust established hereby shall be treated as a grantor trust of the Company under the provisions of Section 671 et seq. of the Code.

ARTICLE 9—DEFINED TERMS; CONSTRUCTION

Section 9.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

“10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

“Award” means any Stock Option or Restricted Stock Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

“Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

“Board” means the Board of Directors of the Company.

“Cause” means: If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank’s Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board will likely cause substantial financial harm or substantial injury to the reputation of the Bank or the Company, willfully engaging in actions that in the reasonable opinion of the Board will likely cause substantial financial harm or substantial injury to the business reputation of the Bank or the Company, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.

“Change in Control” has the meaning ascribed to it in Section 4.2.

“Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Committee” means the Committee acting under Article 5.

“Director” means a member of the Board of Directors of the Company or a Subsidiary. A “Director Emeritus” shall mean a former member of the Board of Directors of the Company or a Subsidiary but who continues to be associated with the Company or a Subsidiary as a Board appointed adviser.

“Disability” or “Disabled” means:   If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

“Disinterested Board Member” means a member of the Board who: (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or a Subsidiary; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

“Eligible Participant” shall mean a person serving as an Employee or Director of the Company or any Subsidiary and who is eligible to receive an Award in accordance with the Plan.

“Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

“Fair Market Value” on any date, means: (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Section 409A.

“Good Reason” termination of employment means: A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i) a material diminution in Participant’s base compensation;

(ii) a material diminution in Participant’s authority, duties or responsibilities;

(iii) a change in the geographic location at which Participant must perform his or her duties that is more than thirty-five (35) miles from the location of Participant’s principal workplace on the date of the applicable Award Agreement; or

(iv) in the event a Participant is a party to an employment, change in control, severance or similar agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

“Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

“Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason.

“ISO” or “Incentive Stock Option” has the meaning ascribed to it in Section 2.1(a).

“Non-Qualified Option” or “Non-Qualified Stock Option” means the right to purchase shares of Stock that is either: (i) granted to a Participant who is not an Employee; or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

“Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

“Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.

“Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

“SEC” means the United States Securities and Exchange Commission

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a Director Emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor. A non-employee Director who continues in Service as a Director Emeritus or advisory director shall be deemed to be in Service of the Company for purposes of vesting of Awards and exercise of Stock Options.

“Stock” means the common stock of the Company, $0.01 par value per share.

“Stock Option” has the meaning ascribed to it in Section 2.1(a) and 2.2.

“Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

“Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a Director Emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv) Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.5 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(v) With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a Director Emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director, Director Emeritus or advisory director.

“Trust” shall mean any grantor trust established by the Company for purposes of administration of the Plan and shall be referred to as the CBM 2019 Equity Incentive Plan Trust.

“Trustee” shall mean the trustee or trustees of any Trust established by the Company for purposes of administration of the Plan. The Committee shall serve as the Trustee unless or until the Committee shall otherwise appoint a Trustee or successor trustee.

“Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 9.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a) actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e) indications of time of day mean Eastern Time;

(f) “including” means “including, but not limited to”;

(g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h) all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k) all accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States.

ANNUAL MEETING OF STOCKHOLDERS OF CBM BANCORP, INC. May 14, 2019 GO GREEN e-Consent makes it easy to go paperless. With a-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Annual Report, proxy statement and proxy card are available at - http://www.astproxyportal.com/ast/22345 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20230303000000001000 7 051419 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES FOR ELECTION AS DIRECTORS AND “FOR” EACH OF PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. The election of the nominees for director each to serve for a three year term ending in 2022: NOMINEES: FOR ALL NOMINEES Gail E. Smith William W. Whitty, Jr. WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any Individual nominee(s), mark “FOR ALL EXCEPT” and fill In the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. To ratify the appointment of Dixon Hughes Goodman LLP as our Independent registered public accounting firm for the fiscal year ending December 31, 2019. 3. To approve the CBM Bancorp, Inc. 2019 Equity Incentive Plan. 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting as described in the accompanying Proxy Statement. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated April 8, 2019 and Annual Report on Form 10-K for the year ended December 31, 2018. THE SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION AS DIRECTORS AND FOR ALL OF THE PROPOSALS PRESENTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS SIGNED PROXY WILL BE VOTED BY THE PROXIES ON SUCH MATTERS AS DETERMINED BY A MAJORITY VOTE OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PERSONS NAMED THEREIN TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR, WHERE THE NOMINEE(S) IS (ARE) UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address In the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly. each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. giving full title as such. If signer Is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF CBM BANCORP, INC. May 14, 2019 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Annual Report, proxy statement and proxy card are available at - http://www.astproxyportal.com/ast/22345 Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20230303000000001000 7 051419 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. The election of the nominees for director each to serve for a three year term ending in 2022: NOMINEES: FOR ALL NOMINEES Gail E. Smith William W. Whitty, Jr. WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. To ratify the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. 3. To approve the CBM Bancorp, Inc. 2019 Equity Incentive Plan. 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting as described In the accompanying Proxy Statement. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated April 8, 2019 and Annual Report on Form 10-K for the year ended December 31, 2018. THE SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION AS DIRECTORS AND FOR ALL OF THE PROPOSALS PRESENTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS SIGNED PROXY WILL BE VOTED BY THE PROXIES ON SUCH MATTERS AS DETERMINED BY A MAJORITY VOTE OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PERSONS NAMED THEREIN TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR, WHERE THE NOMINEE(S) IS (ARE) UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address In the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CBM BANCORP, INC. Proxy for Annual Meeting of Stockholders on May 14, 2019 Solicited on Behalf of the Board of Directors The undersigned stockholder of CBM Bancorp, Inc. (“CBM”) hereby appoints Francis X. Bossle, Jr. and Benny C. Walker, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of CBM that the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at Maryland Golf and Country Clubs, 1335 East MacPhail Road, Bel Air, Maryland, on May 14, 2019, at 10:30 a.m., local time (the “Annual Meeting”), and at any and all adjournments thereof, as follows: (Continued and to be signed on the reverse side.) • 1.1 14475 •

SOLICITED ON BEHALF OF THE TRUSTEES OF THE CHESAPEAKE BANK OF MARYLAND EMPLOYEE STOCK OWNERSHIP PLAN FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 14, 2019 To: Participants in the Chesapeake Bank of Maryland Employee Stock Ownership Plan Date: April 8, 2019 As described in the enclosed materials, your voting instructions are being requested as a participant under the Chesapeake Bank of Maryland Employee Stock Ownership Plan (the “ESOP”) in connection with an upcoming annual meeting of stockholders of CBM Bancorp Inc. (“CBM”). The annual meeting is for the purpose of considering and acting upon the following matters: (1) To elect two directors, each to serve a three-year term; (2) To ratify the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and (3) To approve the CBM Bancorp, Inc. 2019 Equity Incentive Plan; and (4) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any such other matters. We hope you will take advantage of the opportunity to direct the manner in which shares of CBM common stock allocated to your account under the ESOP will be voted. Enclosed with this letter are a Notice of Annual Meeting of Stockholders, a Proxy Statement, the 2018 Annual Report to Stockholders and an ESOP Voting Instruction Form, which will permit you to direct the voting of the shares allocated to your ESOP account. After you have reviewed these materials, we urge you to direct the voting of your shares held by the ESOP by marking, dating and signing the enclosed ESOP Voting Instruction Form and returning it to the ESOP Trustees in the enclosed envelope so that your instructions are received by May 7, 2019. The ESOP Trustees will certify the totals to CBM for the purpose of having those shares voted. We urge each of you to vote as a means of participating in the governance of the affairs of CBM. The Board of Directors of CBM recommends a vote “FOR” the election of the nominees for director, “FOR” ratification of the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm, and “FOR” approval of the CBM Bancorp, Inc. 2019 Equity Incentive Plan. If your voting instructions for the ESOP are not received in a timely manner or are not properly completed or if you abstain from voting, the shares allocated to your account will be voted by the ESOP Trustees, subject to their fiduciary duties, in the same proportions as the ESOP Trustees vote the allocated shares for which they receive timely voting instructions, “FOR” or “AGAINST,” from ESOP participants. While we hope that you will vote in the manner recommended by the Board of Directors of CBM, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so. Please complete the attached Voting Instruction Form and return it to the ESOP Trustees in the enclosed self-addressed and postage pre-paid envelope so that it is received by May 7, 2019. Your voting instructions will be tabulated by the ESOP Trustees and then the ESOP Trustees will vote the shares of common stock held by the ESOP as described above. Please note that the enclosed materials relate only to those shares that have been allocated to your account under the ESOP. You will receive other proxy solicitation materials for those shares owned by you individually and not under the ESOP. Trustees for the Chesapeake Bank of Maryland Employee Stock Ownership Plan

ESOP VOTING INSTRUCTION FORM CBM BANCORP, INC. /X/ PLEASE MARK VOTES AS IN THIS EXAMPLE ANNUAL MEETING OF STOCKHOLDERS MAY 14, 2019 The undersigned hereby instructs the Trustees for the Chesapeake Bank of Maryland Employee Stock Ownership Plan (the “ESOP”) to vote all shares of Common Stock of CBM Bancorp, Inc. (“CBM”) allocated to the undersigned pursuant to the ESOP as of March 27, 2019, at the Annual Meeting of Stockholders, to be held at Maryland Golf and Country Clubs, 1335 East MacPhail Road, Bel Air, Maryland, on May 14, 2019, at 10:00 a.m., local time (the “Annual Meeting”), and at any and all adjournments thereof, as follows: 1. The election of the nominees for director each to serve for a three year term ending in 2022: Gail E. Smith William W. Whitty, Jr. FOR WITHHELD FOR ABSTAIN AGAINST 2. To ratify the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. FOR ABSTAIN AGAINST 3. To approve the CBM Bancorp, Inc. 2019 Equity Incentive Plan. THIS VOTING INSTRUCTION FORM IS SOLICITED BY THE ESOP TRUSTEES. THE BOARD OF DIRECTORS OF CBM RECOMMENDS A VOTE “FOR” THE NOMINEES FOR ELECTION AS DIRECTORS AND “FOR” PROPOSALS 2 AND 3. THE SIGNED AND DATED VOTING INSTRUCTION FORM WILL BE VOTED BY THE ESOP TRUSTEES AS DIRECTED, BUT IF YOU DO NOT TIMELY RETURN THIS VOTING INSTRUCTION FORM, IF YOUR INSTRUCTIONS ARE NOT PROPERLY COMPLETED, OR IF YOU ABSTAIN FROM VOTING, THE SHARES ALLOCATED TO YOUR ESOP ACCOUNT WILL BE VOTED BY THE ESOP TRUSTEES ON EACH OF THE PROPOSALS PRESENTED IN THE SAME PROPORTIONS AS THE ESOP TRUSTEES VOTE THE ALLOCATED SHARES FOR WHICH THEY TIMELY RECEIVED VOTING INSTRUCTIONS, “FOR” OR “AGAINST,” FROM ALL ESOP PARTICIPANTS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THE SHARES ALLOCATED TO YOUR ESOP ACCOUNT WILL BE VOTED BY THE ESOP TRUSTEES IN A MANNER INTENDED TO REPRESENT THE BEST INTEREST OF PARTICIPANTS IN THE ESOP. AT THE PRESENT TIME, CBM KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. Please be sure to sign and date this voting instruction form in the box below. Date Sign above

Detach above, sign, date and mail voting instruction form in postage-paid envelope provided. CHESAPEAKE BANK OF MARYLAND EMPLOYEE STOCK OWNERSHIP PLAN 2001 EAST JOPPA ROAD, BALTIMORE, MARYLAND 21234 The undersigned hereby revokes any and all prior voting instruction forms heretofore given with respect to the shares of CBM Common Stock allocated to his or her ESOP account related to the Annual Meeting. The undersigned acknowledges receipt from the ESOP Trustees prior to the execution of this voting instruction form of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated April [8], 2019 and Annual Report on Form 10-K for the year ended December 31, 2018. Please sign exactly as your name appears on the envelope in which this voting instruction form was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE VOTING INSTRUCTION FORM IN THE ENVELOPE PROVIDED.